Property, Plant and Equipment	12 Months Ended
Dec. 31, 2013
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment [Textblock]
Note 11 – Property, Plant and Equipment

	Estimated	Depreciation
	Useful Life (1)	Rates (1)	December 31,
	(Years)	(%)	2013	2012
			(Millions)
Nonregulated:
Natural gas gathering and processing facilities	5 - 40		$9,172	$7,694
Construction in progress	Not applicable		2,727	1,870
Other	3 - 45		964	780
Regulated:
Natural gas transmission facilities		1.2 - 6.97	10,633	9,963
Construction in progress		Not applicable	273	337
Other		1.35 - 33.33	1,293	1,418
Total property, plant, and equipment, at cost			$25,062	$22,062
Accumulated depreciation and amortization			(7,437)	(6,906)
Property, plant, and equipment — net			$17,625	$15,156
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(1)	Estimated useful life and depreciation rates are presented as of December 31, 2013. Depreciation rates for regulated assets are prescribed by the FERC.
Depreciation and amortization expense for Property, plant, and equipment – net was $729 million, $690 million and $634 million in 2013, 2012, and 2011, respectively.
Regulated Property, plant, and equipment – net includes approximately $785 million and $825 million at December 31, 2013 and 2012, respectively, related to amounts in excess of the original cost of the regulated facilities within our gas pipeline businesses as a result of our prior acquisitions. This amount is being amortized over 40 years using the straight-line amortization method. Current FERC policy does not permit recovery through rates for amounts in excess of original cost of construction.
Asset Retirement Obligations
Our accrued obligations relate to underground storage caverns, offshore platforms, fractionation and compression facilities, gas gathering well connections and pipelines, and gas transmission facilities. At the end of the useful life of each respective asset, we are legally obligated to plug storage caverns and remove any related surface equipment, to restore land and remove surface equipment at gas processing, fractionation and compression facilities, to dismantle offshore platforms, to cap certain gathering pipelines at the wellhead connection and remove any related surface equipment, and to remove certain components of gas transmission facilities from the ground.
The following table presents the significant changes to our asset retirement obligations (ARO):

	December 31,
	2013	2012
	(Millions)
Beginning balance	$579	$573
Liabilities incurred	8	8
Liabilities settled (1)	(31)	(44)
Accretion expense	53	43
Revisions (2)	(48)	(1)
Ending balance	$561	$579
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(1)
For 2013 and 2012, liabilities settled include $25 million and $31 million, respectively, related to the abandonment of certain of Transco’s natural gas storage caverns that are associated with a leak in 2010.

(2)
Several factors are considered in the annual review process, including inflation rates, current estimates for removal cost, discount rates, and the estimated remaining life of the assets. The 2013 revision primarily reflects increases in the estimated remaining useful life of the assets. The 2012 revision primarily reflects a decrease in removal cost estimates. The 2013 and 2012 revisions also include increases of $9 million and $13 million, respectively, related to changes in the timing and method of abandonment on certain of Transco’s natural gas storage caverns that were associated with a leak in 2010.

Transco is entitled to collect in rates the amounts necessary to fund its ARO. All funds received for such retirements are deposited into an external trust account dedicated to funding its ARO (ARO Trust). (See Note 14 – Fair Value Measurements, Guarantees, and Concentration of Credit Risk.) Under its current rate settlement Transco’s annual funding obligation is approximately $36 million, with installments to be deposited monthly.